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                                                                   EXHIBIT 10.2

                   ASSIGNMENT OF ACCOUNTS RECEIVABLE

     THIS ASSIGNMENT OF ACCOUNTS RECEIVABLE ("Assignment"), is made as of September 23, 1999, by and between Illinois Tool Works Inc., a Delaware corporation ("ITW" or "Assignor"), and Binks Sames Corporation, a Delaware corporation ("Binks Sames" or "Assignee").

                              RECITALS

     WHEREAS, Assignor and Assignee entered into an Agreement of Purchase and Sale of Assets and Stock dated August 31, 1998 ("Purchase Agreement") pursuant to which ITW agreed to purchase substantially all of the assets of Binks Sames' conventional coating application business ("Binks Business") and all of the issued and outstanding shares of capital stock of Binks Sames UK Ltd., a United Kingdom corporation; Binks Sames Deutschland GmbH; a German limited liability company; and Binks Sames International S.A., a Belgium corporation (collectively the "Stock"). Unless otherwise provided herein, all capitalized items used herein and not defined shall have the same meanings given to them in the Purchase Agreement.

     WHEREAS, pursuant to the Purchase Agreement, Binks Sames assigned, transferred and conveyed to ITW all right, title and interest of Binks Sames in and to the Accounts Receivable related to the Binks Business (the "Accounts Receivable").

     WHEREAS, Paragraph 9 of the Purchase Agreement provided for the indemnification of ITW under certain circumstances with respect to uncollected Accounts Receivable.

     WHEREAS, a dispute arose between the Parties concerning the indemnification of ITW with respect to uncollected Accounts Receivable which was resolved by the terms of the Settlement Agreement between them dated September 23, 1999 (the "Settlement Agreement").

     NOW THEREFORE, in consideration of the Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. INCORPORATION OF THE SETTLEMENT AGREEMENT. This Assignment is subject to the

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terms and conditions of the Settlement Agreement and the respective representations, warranties, covenants, agreements and obligations of Assignor and Assignee contained in the Settlement Agreement are incorporated herein by reference, and shall survive the execution and delivery of this Assignment to the extent provided in the Settlement Agreement. The Parties agree that ITW has no obligation or responsibility to collect any of the uncollected Accounts Receivable. The only obligations that ITW has with regard to the uncollected Accounts Receivable are those expressly set forth in the Settlement Agreement.

     2. PAYMENT. Pursuant to the Settlement Agreement, Assignee shall within 5 days of the execution of the Settlement Agreement pay to the Assignor the sum of $981,642.

     3. ASSIGNMENT. Pursuant to the Settlement Agreement, Assignor hereby assigns and transfers to Assignee all of its rights, title and interest of Assignor in and to each of the Accounts Receivable listed on Exhibit A attached hereto and all proceeds thereof.

     4. MODIFICATION. No provision of this Assignment, including the provisions of this section, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties hereto.

     5. CONFLICT. If there is any conflict between the terms of this Assignment Agreement and the terms of the Settlement Agreement, the terms of the Settlement Agreement shall prevail.

     6. NO THIRD PARTY RIGHTS. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto, any rights, remedies, obligations or liabilities.

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     7.  BINDING EFFECT.  This Agreement shall be binding upon and shall inure to the benefits of the parties hereto and their respective successors and assigns.

     8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute the same instrument.

     Assignor and Assignee have each caused this Assignment to be duly executed and delivered by its proper and duly authorized representative as of the date first above written.

                                       ILLINOIS TOOL WORKS INC.


                                       By: /s/ David Speer
                                       Its: Executive Vice President


                                       BINKS SAMES CORPORATION


                                       By: /s/ Arnold H. Dratt
                                       Its: President